UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2023

Offerpad Solutions Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39641	85-2800538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2150 E. Germann Road
Chandler, Arizona	85286
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (844) 388-4539

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	OPAD	The New York Stock Exchange
Warrants to purchase Class A common stock	OPADWS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 5, 2023, Offerpad SPE Borrower A, LLC, Offerpad SPE Borrower A Holdings, LLC, and Offerpad Holdings LLC (collectively, the “Offerpad Parties”), each a wholly owned subsidiary of Offerpad Solutions Inc. (“Offerpad”), and JPMorgan Chase Bank, N.A., AG Mortgage Value Partners Onshore Master Fund, L.P., AG Asset Based Credit Master Fund (B), L.P., AG TCDRS, L.P. and AG Centre Street Partnership, L.P. (each, a “Lender”) entered into Amendment No. 5 to Loan and Security Agreement and Reaffirmation of Guarantees (“Amendment No. 5”), which amends that certain Loan and Security Agreement, dated as of September 21, 2021, by and among the Offerpad Parties and the Lenders, as amended, the “Loan Agreement.” Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to such terms in the Loan Agreement, which was filed with the Securities and Exchange Commission (the “SEC”) as Exhibit 10.1 to Offerpad’s Current Report on Form 8-K filed with the SEC on September 15, 2021.

Amendment No. 5, among other things, extends the end of the Revolving Period from September 10, 2023 to the date that is the earliest of (i) October 10, 2023, (ii) the date on which any Event of Default occurs, or (iii) the date on which any Early Amortization Event occurs. The Revolving Period is being extended in order to provide the Offerpad Parties and the Lenders additional time to finalize a renewal of the facilities under the Loan Agreement.

The foregoing does not purport to be a complete description of the terms of Amendment No. 5 and such description is qualified in its entirety by reference to Amendment No. 5, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Forward Looking Statements

Certain statements in this Current Report on Form 8-K may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. For example, statements regarding the renewal of the facilities under the Loan Agreement and timing thereof are forward-looking statements. Such forward-looking statements are subject to risks, uncertainties, and other important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Factors that may impact such forward-looking statements include, but are not limited to, the factors discussed under the caption “Risk Factors” in Offerpad’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on February 28, 2023 and Offerpad’s other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report on Form 8-K. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Offerpad and its management, are inherently uncertain. Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Offerpad undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit	Description

10.1	Amendment No. 5 to Loan and Security Agreement and Reaffirmation of Guarantees, among Offerpad SPE Borrower A, LLC, Offerpad SPE Borrower A Holdings, LLC, and Offerpad Holdings LLC, JPMorgan Chase Bank, N.A., as administrative agent and lender, and the other lenders party thereto

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Offerpad Solutions Inc.

Date: September 8, 2023	By:	/s/ Jawad Ahsan
Jawad Ahsan
Chief Financial Officer